                                                                   EXHIBIT 10.14


                           Benefit Restoration Plan

                                      of

                    The Dime Savings Bank of New York, FSB

            (Amended and Restated Effective as of October 1, 1996)


          This amended and restated plan document reflects the merger of the Anchor Savings Bank FSB Benefit Maintenance Plan (the "Benefit Maintenance Plan") with and into the Benefit Restoration Plan of The Dime Savings Bank of New York, FSB. Benefits payable hereunder are in lieu of any benefits that were payable under the Benefit Maintenance Plan.

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

          Wherever appropriate to the purposes of the Plan, capitalized terms used herein shall have the meanings assigned to them under the Retirement Plan of Dime Bancorp, Inc. or the Retirement 401(k) Investment Plan of Dime Bancorp, Inc., as the case may be; provided, however, that the following special definitions shall apply for purposes of the Plan, unless a different meaning is clearly indicated by the context:

          Section 1.1  Adjusted Compensation means a Participant's compensation
                       ---------------------
under the Retirement Plan or the 401(k) Plan, as the case may be, adjusted so that such compensation is calculated (i) without regard to Section 401(a)(17) of the Code, (ii) by excluding commissions and commission overrides, if any, and
(iii) by including, at the time of deferral and not at the time of payment, the amount of any salary (but not bonus, dividends on restricted stock, or dividend equivalents on phantom stock) deferred by the Participant pursuant to a Deferred Compensation Plan.

          Section 1.2  Bank means The Dime Savings Bank of New York, FSB and its
                       ----
successors or assigns, whether by conversion to state or federal charter, merger, consolidation, sale of assets, statutory receivership, operation of law, or otherwise.

          Section 1.3  Bank Matching Contribution means a Bank Matching
                       --------------------------
Contribution as defined in the 401(k) Plan.
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                                                                               2

          Section 1.4  Bank Stock means the common stock of Dime Bancorp, Inc.
                       ----------

          Section 1.5  Benefit Commencement Date means the date benefit payments
                       -------------------------
commence under the Retirement Plan.

          Section 1.6  Benefits Committee means the Benefits Committee of the
                       ------------------
Bank.

          Section 1.7  Board means the Board of Directors of the Bank.
                       -----

          Section 1.8  Code means the Internal Revenue Code of 1986, as may be
                       ----
amended from time to time (including the corresponding provisions of any succeeding law).

          Section 1.9  Committee means the Compensation Committee of the Board,
                       ---------
or such other person, committee or other entity as shall be designated by the Board to perform the duties set forth in Article V.

          Section 1.10 Company means Dime Bancorp, Inc., and any successor
                       -------
thereto, and any wholly-owned direct or indirect subsidiary of Dime Bancorp, Inc., including the Bank.

          Section 1.11 Deferred Compensation Plan means the Deferred
                       --------------------------
Compensation Plan of The Dime Savings Bank of New York FSB, as adopted effective December 1, 1987 and amended from time to time, the 1991 Special Deferred Compensation Plan for Board Members and Senior Management of The Dime Savings Bank of New York, FSB, as adopted December 14, 1990 and amended from time to time, the Dime Bancorp, Inc. Voluntary Deferred Compensation Plan, and the Anchor Bancorp, Inc. Voluntary Deferred Compensation Plan, in each case including the provisions of any successor deferred compensation plan adopted by the Bank.

          Section 1.12 Employee means any person, including an officer, who is
                       --------
employed by the Company.

          Section 1.13 401(k) Plan means the Retirement 401(k) Investment Plan
                       -----------
of Dime Bancorp, Inc., as in effect as of July 1, 1995 and as amended from time to time (including the corresponding provisions of any successor qualified defined contribution plan adopted by Dime Bancorp, Inc. or the Bank).

          Section 1.14 401(k) Plan Restoration Account means the account
                       -------------------------------
established for each eligible Participant under Section 3.1.

          Section 1.15 Insider means, with respect to Dime Bancorp, Inc., the
                       -------
Bank or any subsidiary thereof, (i) any Participant who is subject to the
Section 16 Rules, determined in accordance with Rule 16a-2 thereof, and (ii) solely with respect to certain trading restrictions with respect to Bank Stock imposed from time to time by Dime Bancorp, Inc. or the Bank, any Participant who is subject to such trading restrictions.

          Section 1.16 Normal Form of Benefit means the normal form in which a
                       ----------------------
Participant's benefit under the Retirement Plan is payable prior to the affirmative election, if any, of an optional form of benefit otherwise available under such plan.

          Section 1.17 Participant means any person who is entitled to receive
                       -----------
benefits under the Plan in accordance with its terms.

          Section 1.18 Plan means the Benefit Restoration Plan of The Dime
                       ----
Savings Bank of New York, FSB, as amended from time to time.

          Section 1.19 Retirement Plan means the Retirement Plan of Dime
                       ---------------
Bancorp, Inc., as amended and restated effective July 1, 1995, and as amended from time to time (including the corresponding provisions of any successor qualified defined benefit plan adopted by Dime Bancorp, Inc. or the Bank).

          Section 1.20 Section 16 Rules means those rules (as from time to time
                       ----------------
amended) promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended. For purposes of the Plan, an action shall be deemed to be prohibited by the Section 16 Rules, if it could, if permitted or occurring, result in a transaction not being exempt from the provisions of Section 16(b) of such Act. An action in violation of certain trading restrictions with respect to Bank Stock imposed from time to time by Dime Bancorp, Inc. or the Bank shall be deemed to be prohibited by the Section 16 Rules solely for purposes of the Plan.

          Section 1.21 Supplemental Retirement Benefits means the benefits
                       --------------------------------
payable pursuant to Article IV.

          Section 1.22 Termination of Service means an Employee's separation
                       ----------------------
from the service of the Bank and its affiliates, whether by resignation, discharge, death, disability, retirement or otherwise.



                                   ARTICLE II
                                   ----------

                                 Participation
                                 -------------

          Section 2.1  Eligibility for Participation.
                       -----------------------------

          An Employee shall become a Participant as follows:

          (a) An Employee shall become a Participant with respect to a 401(k) Plan Restoration Account if he or she is an active member of the 401(k) Plan and
(i) Bank Matching Contributions (or forfeitures of Bank Matching Contributions) are unable to be allocated to his or her account in the 401(k) Plan by reason of
Section 415 or 401(a)(17) of the Code or because compensation under the 401(k) Plan does not take into account salary deferred by the member pursuant to a Deferred Compensation Plan; or (ii) Bank Matching Contributions are forfeited from his or her account in the 401(k) Plan by virtue of Section 6.2 of the 401(k) Plan.

          (b) An Employee shall become a Participant with respect to Supplemental Retirement Benefits if he or she is an active member of the Retirement Plan and his or her benefits thereunder are limited (i) by Section 415 or 401(a)(17) of the Code, or (ii) because his or her compensation under the Retirement Plan does not take into account salary deferred by the member pursuant to a Deferred Compensation Plan; provided, however, that, notwithstanding anything in the Plan to the contrary, James M. Large, Jr. shall not be eligible to become a Participant under this Section 2.1(b) with respect to Supplemental Retirement Benefits.


                                  ARTICLE III
                                  -----------

                        401(k) Plan Restoration Accounts
                        --------------------------------

          Section 3.1  Establishment of Account.
                       ------------------------

          (a) There is hereby established for each Participant who is eligible under Section 2.1(a) a 401(k) Plan Restoration Account to which shall be credited the amount of any Bank Matching Contributions (and forfeitures of Bank Matching Contributions, if any) which would have been allocated to such Participant's account under the 401(k) Plan but for the limits described in
Section 2.1(a).

          (i) The amount to be credited to a Participant's 401(k) Plan Restoration Account for each payroll period shall be determined and credited as of the first business day following the last day of the payroll period and shall be equal to (A) the Aggregate Matching Contributions (as described below) to which the Participant is entitled for the payroll period, less (B) the amount of Bank Matching Contributions that are allocated to the Participant's account under the 401(k) Plan for the same payroll period or, if greater, that would have been allocated to the Participant's account under the 401(k) Plan for the same payroll period had the Participant made the maximum Basic Employee Contributions permitted under the terms of the 401(k) Plan.

          (ii) The amount of Aggregate Matching Contributions to which a Participant is entitled for each payroll period shall be equal to the amount of Bank Matching Contributions that would have been allocated to his account under the 401(k) Plan for such payroll period, but for the limits described in clause (i) of Section 2.1(a), and
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                                                                               5

     assuming for purposes of this clause (ii) that (A) the Participant had made the maximum Basic Employee Contributions permitted under the terms of the 401(k) Plan and (B) the Participant's compensation for purposes of subclause (A) of this clause (ii) is his or her Adjusted Compensation.

          (b) If any Bank Matching Contribution is treated as a forfeiture pursuant to Section 6.2 of the 401(k) Plan as of the end of the year with respect to which such forfeiture relates, there shall be credited to the 401(k) Plan Restoration Account of each Participant who is eligible pursuant to clause
(ii) of Section 2.1(a) an amount equal to the amount of such forfeiture.

          (c) A Participant's 401(k) Plan Restoration Account shall vest in the manner set forth in the 401(k) Plan with respect to Bank Matching Contributions.

          (d) To the extent amounts which may be credited to a Participant's 401(k) Plan Restoration Account are attributable to more than one of the limits described in Section 2.1(a), such amounts shall be credited to the Participant's 401(k) Plan Restoration Account only once in order that there be no duplication of benefits under the Plan.

          (e) In the case of a Participant who was a participant in the Anchor Savings Bank FSB Benefit Maintenance Plan, the amount credited to such Participant's 401(k) Plan Restoration Account, as of October 1, 1996, shall be equal to the amount attributable to his or her supplemental savings incentive benefit under such plan as of September 30, 1996.

          (f) In the case of a Participant who was a Participant in the Plan as of September 30, 1996, the amount credited to such Participant's 401(k) Plan Restoration Account, as of October 1, 1996, shall be equal to the amount attributable to his or her TISOP Restoration Account under the Plan as of September 30, 1996.

          (g) Notwithstanding anything in the Plan to the contrary, the amount credited to the 401(k) Plan Restoration Account of James M. Large, Jr. ("JML") with respect to periods prior to October 1, 1996 shall be equal to the amount determined as of September 30, 1996 with respect to defined contribution plan benefits under the supplemental executive retirement plan arrangement originally maintained by Anchor Savings Bank FSB (the "Anchor SERP") (other than any amounts relating to a 2% of base pay allocation applicable to periods on or after May 1, 1990 and prior to July 1, 1995 (the "2% Benefit")), rather than under the Benefit Maintenance Plan. After September 30, 1996, the supplemental benefits provided under this Section 3.1 on behalf of JML shall be in lieu of any benefits that would otherwise have been provided to JML under the Anchor SERP (other than the 2% Benefit) with respect to his participation in tax-qualified defined contribution plans maintained by the Bank.

          Section 3.2  Deemed Investment of 401(k) Plan Restoration Account.
                       ----------------------------------------------------

          (a)  Deemed Investment of 401(k) Plan Restoration Account.  The 401(k)
               ----------------------------------------------------
Plan Restoration Account shall be deemed invested in and shall offer equivalent rates of return with respect to each of the investment funds available for investment of the Trust Fund under the 401(k) Plan (the "Investment Funds").

          (b)  Investment Directions by Members.  Upon first becoming a
               --------------------------------
Participant in this Plan, or, if later, in advance of October 1, 1996, each Participant shall direct, in the form and manner prescribed by the Benefits Committee, that the amounts credited to his or her 401(k) Plan Restoration Account be applied in such proportions as he or she may designate, in multiples of 1%, to the deemed purchase for his or her account of shares in any one or more of the Investment Funds. To the extent that a Participant shall fail to make an investment direction with respect to all or a portion of his or her 401(k) Plan Restoration Account, he or she shall be deemed to have directed that the amounts credited to his or her 401(k) Plan Restoration Account be deemed applied to the purchase of shares in the Putnam Money Market Fund (or in such other short-term investment fund as determined by the Benefits Committee).

          (c)  Change of Investment Directions.  By filing a notice in the form
               -------------------------------
and manner prescribed by the Benefits Committee, a Participant may change his or her investment direction with respect to all or a portion of the amounts to be credited to his or her 401(k) Plan Restoration Account, with such election and the new investment direction becoming effective as of the first day of any calendar quarter (i.e., January 1, April 1, July 1 or October 1), provided such investment direction election is made, and not revoked, prior to 10:00 a.m. on the first day of such calendar quarter. Such new investment direction shall direct that deemed investments be made in any one or more of the Investment Funds and shall be made in multiples of 1% as provided in Section 3.2(b). To the extent that the Participant's new investment direction applies to less than 100% of the amounts credited to his or her 401(k) Plan Restoration Account, he or she shall be deemed to have directed that such amounts (for which no affirmative direction shall have been received) be deemed applied to the purchase of shares in the Putnam Money Market Fund (or in such other short-term investment fund as determined by the Benefits Committee).

          (d)  Transfers Among Investment Funds.  By filing a notice in the form
               --------------------------------
and manner prescribed by the Benefits Committee, a Participant may change his or her investment direction with respect to all or a portion of the amounts then credited to his or her 401(k) Plan Restoration Account, with such election and the new investment transfer direction becoming effective as of the first day of any calendar quarter (i.e., January 1, April 1, July 1 or October 1), provided such investment transfer direction election is made, and not revoked, prior to 10:00 a.m. on the first day of such calendar quarter. Such new investment direction shall direct that deemed investments be made in any one or more of the Investments Funds and shall be made in multiples of 1%. To the extent that the Participant's new investment transfer direction applies to less than 100% of the amount to be transferred, he or she shall be deemed to have directed that such transferred amount (for which no new investment direction shall have been received) be deemed applied to the purchase of shares in the Putnam Money Market Fund (or in such other short-term investment fund as determined by the Benefits Committee).

          (e)  Shares of Investment Fund Participation and Valuation of Shares.
               ---------------------------------------------------------------
A Participant's interest in each Investment Fund shall be deemed to be represented by shares of Investment Fund participation. The deemed value of a share in each Investment Fund shall be the same as the value of an actual share of investment in the relevant Investment Fund offered under the 401(k) Plan.

          (f)  Fractional Investments.  For the purposes of this Section 3.2,
               ----------------------
fractions of shares computed to four decimal points, as well as whole shares, in any of the Investment Funds may be deemed redeemed or purchased for the credit of Participants.

          (g)  Crediting the Accounts.  The 401(k) Plan Restoration Account or
               ----------------------
portion of the 401(k) Plan Restoration Account of a Participant deemed invested in each Investment Fund shall be deemed credited on each valuation date under the 401(k) Plan with the number of shares determined by dividing the contributions and other amounts, if any, credited to the 401(k) Plan Restoration Account (or such portion thereof) by the share value for the applicable Investment Fund under the 401(k) Plan as determined as of that valuation date.

          (h)  Status of Investments.  All investments actually made by the Bank
               ---------------------
or any other Company in connection with this Plan will be deemed made solely for the purpose of aiding the Bank and such other Companies in measuring and meeting their obligations under the Plan. Further, the Bank and such other Companies are not limited to the investments described in the above-referenced Investment Funds but are merely obligated to duplicate the investment returns offered by the Investment Funds under the 401(k) Plan. The Bank or, as appropriate, any other Company will be named sole owner of all such investments and of all rights and privileges conferred by the terms of the instruments evidencing such investments. This Plan places no obligation upon the Bank or any other Company to invest any portion of the amount credited to a Participant's 401(k) Plan Restoration Account, to invest or continue to invest in any specific asset, to liquidate any particular investment, or to apply in any specific manner the proceeds from the sale, liquidation, or maturity of any particular investment. Nothing stated herein shall cause such investments to be treated as anything but the general assets of the Bank and, as appropriate, of other Companies, nor will anything stated herein cause such investments to represent the vested, secured or preferred interest of the Participant or his or her beneficiaries designated under this Plan.

          (i)  Responsibility for Investment Choices.  Each Participant is
               -------------------------------------
solely responsible for the selection of his or her investment options. The Committee, the Benefits Committee, the Bank, other Companies, and the officers, supervisors and other employees of the Bank and other Companies are not empowered to advise a Participant as to the manner in which his or her 401(k) Plan Restoration Account should be deemed invested. The fact that an Investment Fund is available to Participants for deemed investment under the Plan shall not be construed as a recommendation for deemed investment in that Investment Fund.

          (j)  Annual Statements.  There will be furnished, by mail or
               -----------------
otherwise, at least once in each Plan Year to each person who has a 401(k) Plan Restoration Account under the Plan, a statement of the amount of such 401(k) Plan Restoration Account as of such date as shall be selected by the Committee or the Benefits Committee, which statement will be deemed to have been accepted as correct and be binding on such person unless the Committee or the Benefits Committee receives written notice to the contrary within thirty (30) days after the statement is mailed or furnished to such person.

          (k)  Securities Law Limitations.  Notwithstanding anything in the Plan
               --------------------------
to the contrary, if at any time a Participant who is an Insider is prohibited by the Section 16 Rules from directing that his or her 401(k) Plan Restoration Account be (i) deemed invested in an Investment Fund that invests in Bank Stock,
(ii) deemed transferred to a deemed investment in Bank Stock, or (iii) to the extent of any deemed investment in Bank Stock held in such account, deemed redeemed for whatever reason, any such direction shall be disregarded and not given effect.

          Section 3.3  Payment of 401(k) Plan Restoration Accounts.
                       -------------------------------------------

          (a) Except as provided in Section 3.3(b), the amounts credited to a Participant's 401(k) Plan Restoration Account, to the extent vested, shall be paid to the Participant by the Bank or such other entity responsible for the payment of compensation to the Participant (as determined by the Benefits Committee) in a lump sum in cash within 120 days following the end of the calendar year in which the Participant's Termination of Service occurs; provided, however, if such payment would be prohibited by the Section 16 Rules, a lump sum cash payment will be made as soon as practicable following the earliest date on which a distribution could be made that would not be prohibited by the Section 16 Rules.

          (b) In the event payment is made on account of a Participant's death, such payment shall be made to the beneficiary designated by the Participant with respect to his or her 401(k) Plan Restoration Account under the Plan (or, if no such beneficiary has been designated, to the Participant's beneficiary under the 401(k) Plan) by the Bank or such other entity responsible for the payment of compensation to the Participant (as determined by the Benefits Committee) in a lump sum in cash no later than 120 days after the end of the calendar year in which the Participant's death occurs.

                                   ARTICLE IV
                                   ----------

                        Supplemental Retirement Benefits
                        --------------------------------

          Section 4.1  Amount of Supplemental Retirement Benefits.
                       ------------------------------------------

          (a) A Participant who is eligible under Section 2.1(b) shall be entitled to an annual Supplemental Retirement Benefit under the Plan in an amount equal to the excess of:

          (i) the annual vested, disability, early or normal retirement allowance, stated in the form of a single life annuity commencing at his or her Benefit Commencement Date, to which he or she would have been entitled under the Retirement Plan, based on the following conditions: (x) in the absence of the limitations of Section 415 of the Code, (y) using Adjusted Compensation in lieu of compensation under the Retirement Plan and (z) the Participant's accrued benefit as of December 31, 1989 was based on the Retirement Plan formula in effect for employees other than those described in Section 414(q)(1)(B) of the Code (except that this clause (z) shall not apply to employees who retired under the Bank's Voluntary Open Window Retirement Program adopted August 28, 1990); over

          (ii) the annual vested, disability, early or normal retirement allowance, stated in the form of a single life annuity commencing at his Benefit Commencement Date, to which he or she is entitled under the Retirement Plan.

          (b) A Participant's Supplemental Retirement Benefits shall vest at the same time or times as his or her benefit under the Retirement Plan vests.

          Section 4.2  Payment of Supplemental Retirement Benefits.
                       -------------------------------------------

          (a) Except as provided in this subsection (a), Section 4.3 or Section 4.4, the Supplemental Retirement Benefits of a Participant shall be payable in the same form as the Normal Form of Benefit. Notwithstanding the form of benefit described in the preceding sentence, a Participant may elect that his or her Supplemental Retirement Benefits be paid in a form other than the Normal Form of Benefit, provided that, (i) the election is made, in the form and manner prescribed by the Benefits Committee, at least twenty-four (24) months prior to the earlier of the Participant's Termination of Service or the date payments would otherwise commence and (ii) the form of benefit elected is a form otherwise available under the Retirement Plan. For purposes of the preceding sentence, the election shall be deemed made on the date such election is received by the Benefits Committee (or the date such election is received by such person or persons who may be designated by the Benefits Committee to receive such election). Such election shall be irrevocable unless otherwise modified in a manner satisfying the twenty-four (24) month election timing rule, described above. Further, notwithstanding the form of benefit described in the first sentence of this subsection (a) and the right to elect an optional form of benefit described in the preceding sentence, a Participant may submit a request to the Benefits

Committee that his or her Supplemental Retirement Benefits be paid in an alternative form of benefit, provided however, the payment of any such alternative form of benefit shall be subject to the sole discretion of the Benefits Committee. To the extent a Participant's Supplemental Retirement Benefits are payable in a form other than a single life annuity, such Supplemental Retirement Benefits shall be calculated on the basis of the same actuarial assumptions as then apply under the Retirement Plan. Supplemental Retirement Benefits payable pursuant to this Section 4.2 shall be paid by the Bank or such other entity responsible for the payment of compensation to the Participant (as determined by the Benefits Committee).

          (b) Except as provided in this subsection (b), Section 4.3 or Section 4.4, Supplemental Retirement Benefits shall commence on the date the Participant commences to receive a benefit under the Retirement Plan. Notwithstanding the preceding sentence in this subsection (b), a Participant may submit a request to the Benefits Committee that an alternative commencement date apply for the payment of his or her Supplemental Retirement Benefits, provided however, the payment of the Supplemental Retirement Benefits on any such alternative commencement date shall be subject to the sole discretion of the Benefits Committee. In the event the commencement date for the payment of a Participant's Supplemental Retirement Benefits is prior to the date on which he or she would otherwise be entitled to an unreduced benefit under the Retirement Plan, such Supplemental Retirement Benefits shall be subject to an actuarial reduction for such earlier commencement determined in the same manner as provided under the Retirement Plan.

          Section 4.3  Supplemental Death Benefits.
                       ---------------------------

          If a Participant dies prior to the date payment of his or her Supplemental Retirement Benefits commence, a supplemental death benefit shall be payable under the Plan to the person designated as the Participant's beneficiary under the Retirement Plan and shall be in an amount equal to the excess of:

          (i) the annual survivor benefit to which the beneficiary would have been entitled under the Retirement Plan (assuming the beneficiary has not elected to defer commencement of such benefit), based on the following conditions: (x) in the absence of the limitations of Section 415 of the Code, (y) using Adjusted Compensation in lieu of compensation under the Retirement Plan, and (z) the Participant's accrued benefit as of December 31, 1989 was based on the Retirement Plan formula in effect for employees other than those described in Section 414(q)(1)(B) of the Code (except that this clause (z) shall not apply to employees who retired under the Bank's Voluntary Open Window Retirement Program adopted August 28, 1990); over

          (ii) the annual survivor benefit to which the beneficiary would be entitled under the Retirement Plan (assuming the beneficiary has not elected to defer commencement of such benefit).

The supplemental death benefits under the Plan shall be payable in the same form and shall commence at the same time as the survivor benefit otherwise payable under the Retirement Plan (determined, however, without regard to any election under the Retirement Plan of an optional form of survivor benefit or of a deferral of the commencement date of such survivor benefit). Notwithstanding the preceding sentence, a Participant (or beneficiary of such Participant) may submit a request to the Benefits Committee that the supplemental death benefits be paid on an alternative commencement date and a Participant (or a beneficiary of such Participant) may submit a request to the Benefits Committee that the supplemental death benefits be paid in an alternative form of benefit, provided however, the payment of the supplemental death benefits in any such alternative form of benefit or on any such alternative commencement date (or, as applicable, in accordance with a request for both such alternatives) shall be subject to the sole discretion of the Benefits Committee. In the event the commencement date for the payment of the supplemental death benefits is prior to the date on which an unreduced survivor benefit would otherwise be provided under the Retirement Plan, or the supplemental death benefits are paid in an alternative form, the amount of supplemental death benefits shall be subject to an actuarial modification to reflect such earlier commencement or alternative form, determined in the same manner as provided under the Retirement Plan. Supplemental death benefits payable pursuant to this Section 4.3 shall be paid by the Bank or such other entity responsible for the payment of compensation to the Participant (as determined by the Benefits Committee).

          Section 4.4  Lump Sum Cash-Out.
                       -----------------

          Notwithstanding the provisions of Sections 4.2 and 4.3 of the Plan, if, at the time of the Participant's Termination of Service, the present value of the Supplemental Retirement Benefits or supplemental death benefits, as the case may be, is less than $25,000, such benefits shall be paid by the Bank or such other entity responsible for the payment of compensation to the Participant (as determined by the Benefits Committee) in a lump sum (i) to the Participant within sixty (60) days following the Participant's Termination of Service, or
(ii) to the Participant's beneficiary (as designated under the Retirement Plan) within sixty (60) days after the Participant's death. For purposes of this
Section 4.4, the present value shall be determined based on the same actuarial assumptions as then apply under the Retirement Plan for purposes of calculating lump sum benefits thereunder.


                                   ARTICLE V
                                   ---------

                                 Administration
                                 --------------

          Section 5.1  Duties of the Committee.
                       -----------------------

          The Committee and, to the extent delegated to the Benefits Committee, the Benefits Committee shall have full responsibility for the management, operation, interpretation and administration of the Plan in accordance with its terms, and shall have such authority as is necessary or appropriate in carrying out its responsibilities, unless overruled or modified by the Board. Any action hereunder that may be taken by the Benefits Committee may also be taken by the Committee (and any Committee action hereunder shall, as applicable, supersede Benefits Committee action). Actions taken by the Committee and, as applicable, the Benefits Committee, pursuant to this Section 5.1, shall be final, conclusive and binding upon the Bank, Participants, beneficiaries, and other interested parties. No member of the Committee or the Benefits Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under the Plan. The Committee and the Benefits Committee may, in their discretion, designate a person or persons to carry out such duties or functions as the Committee or the Benefits Committee so determines. Notwithstanding any provision of the Plan to the contrary, any duty or function which may be performed by the Committee, the Benefits Committee, or any delegatee of either may instead be performed by the Board if the Board so determines in its sole discretion.

          Section 5.2  Liabilities of the Committee.
                       ----------------------------

          Neither the Committee or the Benefits Committee, nor its individual members shall be deemed to be a fiduciary with respect to the Plan, nor shall any of the foregoing individuals or entities be liable to any Participant or beneficiary in connection with the management, operation, interpretation or administration of the Plan. Any such liability shall be the sole responsibility of the Bank or such other entity responsible for the payment of compensation to the Participant (as determined by the Benefits Committee).

          Section 5.3  Expenses.
                       --------

          Any expenses incurred in the management, operation, interpretation or administration of the Plan shall be paid by the Bank or, to the extent determined by the Benefits Committee, by such other entities that have employees or former employees who participate in the Plan. In no event shall the benefits otherwise payable under the Plan be reduced to offset the expenses incurred in managing, operating, interpreting or administering the Plan.

          Section 5.4  Unfunded Character of the Plan.
                       ------------------------------

          The Plan and the accounts established hereunder shall be unfunded. Payment of benefits under the Plan shall be made, as due, from the general assets of the Bank or such other Company responsible for the payment of compensation to a Participant, as determined by the Committee. The Bank and such other Companies may, in their sole and absolute discretion, establish one or more accounts, funds, or trusts, to reflect their obligations under the Plan, and may make such investments as any of them may deem desirable to assist them in meeting such obligations. Any assets held in such accounts, funds, or trusts shall be subject to claims of the Bank's (or, as appropriate, such other Companies') general creditors, and no person eligible for a benefit under the Plan shall have any preferred right, title or interest in any such assets. The Plan shall constitute solely an unsecured promise by the Bank (and, as appropriate, such other Companies) to pay benefits to the extent provided herein.


                                   ARTICLE VI
                                   ----------

                           Amendment and Termination
                           -------------------------

          Section 6.1  Amendment and Termination.
                       -------------------------

          Subject to the provisions of Section 6.2 and 6.3, the Board and the Committee shall have the right to amend or terminate the Plan, in whole or in part, at any time. In addition, the Benefits Committee may amend, in whole or in part, the provisions of the Plan as it deems necessary or appropriate to facilitate the administration, management or interpretation of the Plan, provided that any such amendment does not materially increase the cost of maintaining the Plan.

          Section 6.2  Vesting on Termination.
                       ----------------------

          In the event of a termination of the Plan, the rights of all affected parties to benefits accrued to the date of such termination shall become fully vested and nonforfeitable.

          Section 6.3  Preservation of Benefits on Amendment or Termination.
                       ----------------------------------------------------

          No amendment or termination of the Plan shall reduce the accrued benefits, if any, of a Participant under the Plan, except to the extent that such a reduction would be permitted if such benefits were provided under the Retirement Plan or the 401(k) Plan, as the case may be.

          Section 6.4  Distribution of Benefits on Termination.
                       ---------------------------------------

          In the event of the termination of the Plan, benefits shall be paid at the time or times they would have been paid had the Plan not been terminated.


                                  ARTICLE VII
                                  -----------

                            Miscellaneous Provisions
                            ------------------------

          Section 7.1  Governing Law.
                       -------------

          The Plan shall be construed, administered, and enforced according to the laws of the State of New York, except to the extent that such laws are preempted by the laws of the United States of America.

          Section 7.2  No Right to Continued Employment.
                       --------------------------------

          Neither the establishment of the Plan nor any provisions of the Plan, nor any action of the Committee shall be held or construed to confer upon any Employee the right to a continuation of employment by the Company, the Bank or any entity affiliated with the Company or the Bank.

          Section 7.3  Construction of Language.
                       ------------------------

          Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine and the neuter. Any reference to any Article or Section shall be to an Article or Section of the Plan, unless otherwise indicated.

          Section 7.4  Non-alienation of Benefits.
                       --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities or torts. Should any Participant, beneficiary or other person attempt to anticipate, alienate or assign his or her interest in or right to a benefit, or should any person claiming against him or her seek to subject such interest or right to legal or equitable process, all the interest or right of such Participant, beneficiary or other person entitled to benefits under the Plan shall cease, and in that event, such interest or right shall be held or applied, at the direction of the Benefits Committee, for or to the benefit of such Participant, beneficiary or other person or his or her spouse, children or other dependents in such manner and in such proportions as the Benefits Committee may deem proper.